United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed further below, the Atlantic Union Bankshares Corporation 2025 Stock and Incentive Plan (the “2025 Plan” or the “plan”) was approved by the common shareholders of Atlantic Union Bankshares Corporation (the “Company,” “we,” “us” and “our”) at our 2025 annual meeting of shareholders held on May 6, 2025 (the “Annual Meeting”). Subject to adjustment in the event of certain changes in the Company’s capital structure, the 2025 Plan reserves up to 2,500,000 shares of our common stock, plus a number of shares associated with certain outstanding awards under the Atlantic Union Bankshares Corporation Stock and Incentive Plan, as amended and restated May 4, 2021 (the “2021 Plan”), for use in a broad array of permitted equity award vehicles, including awards of restricted stock and performance share units and unrestricted shares awarded to non-employee directors.

The 2025 Plan was adopted by our Board of Directors (the “Board”) on February 27, 2025, subject to shareholder approval, based on the recommendation of the Compensation Committee of the Board (the “Committee”). The 2025 Plan became effective upon shareholder approval at the Annual Meeting. The 2025 Plan replaces the 2021 Plan in its entirety and no new awards will be granted under the 2021 Plan. Any awards outstanding under the 2021 Plan as of May 6, 2025 will remain subject to, and be paid under, the 2021 Plan. In addition to the 2,500,000 shares initially available for issuance under the 2025 Plan noted above, any shares subject to outstanding awards under the 2021 Plan that expire, terminate, or are surrendered or forfeited for any reason without issuance of shares after May 6, 2025 will automatically become available for issuance under the 2025 Plan.

The purpose of the 2025 Plan is to promote our success by providing greater incentive to eligible employees and non-employee directors to associate their personal interests with our long-term financial success and with growth in shareholder value, consistent with our risk management practices. The plan is designed to provide us and our subsidiaries flexibility in our ability to motivate, attract, and retain the services of eligible employees and non-employee directors on whose judgment, interest, and special effort the successful conduct of our operations largely depends.

The 2025 Plan provides for the grant of awards to eligible employees and non-employee directors that may include one or more of the following: stock options, restricted stock, restricted stock units, stock awards, performance share units and performance cash awards (collectively, the “awards”). The 2025 Plan will be administered by the Committee, unless the Board determines otherwise.

The Committee has the authority under the 2025 Plan to select plan participants and to grant awards on terms the Committee considers appropriate. In addition, subject to the terms of the 2025 Plan, the Committee has the authority, among other things, to amend outstanding awards and accelerate the vesting thereof, to interpret the plan, to adopt, amend or waive rules or regulations for the plan’s administration, and to make all other determinations for administration of the plan. The Committee may delegate authority under the 2025 Plan to our Chief Executive Officer and/or Chief Financial Officer or to another member of our management, except in the case of awards to our named executive officers or any individual who is subject to Section 16 of the Securities Exchange Act of 1934.

Subject to the right of the Board to terminate the 2025 Plan at any time, awards may be granted under the plan until May 6, 2035, after which date no further awards may be granted. Any awards granted under the 2025 Plan that are outstanding on May 6, 2035 will remain outstanding in accordance with their terms.

All awards under the 2025 Plan (whether vested or unvested) will be subject to the terms of any recoupment, clawback, or similar policy we may have in effect from time to time, including our Incentive Compensation Recovery Policy, as well as any similar provisions of applicable law, regulation or stock exchange requirements, which could in certain circumstances require repayment or forfeiture of awards or any shares of common stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares of common stock acquired upon payment of the awards.

The foregoing description of the 2025 Plan is only a summary and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting on May 6, 2025. At the Annual Meeting, we asked our common shareholders to vote on the following four proposals:

●	to elect directors to serve a one-year term (Proposal 1);

●	to approve the 2025 Plan (Proposal 2);

●	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 (Proposal 3); and

●	to approve the compensation of our named executive officers (an advisory, non-binding “Say on Pay” resolution) (Proposal 4).

The final voting results for the Annual Meeting are as follows, rounded down to the nearest whole share:

Proposal 1:  Election of Directors

The following directors were elected with the following votes to serve until the 2026 annual meeting of shareholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Mona Abutaleb Stephenson	62,797,873	2,297,973	206,083	11,266,297
Nancy Howell Agee	61,806,027	3,307,585	188,318	11,266,297
John C. Asbury	62,853,582	2,308,837	139,511	11,266,297
Patrick E. Corbin	62,761,407	2,316,410	224,112	11,266,297
Rilla S. Delorier	62,184,960	2,776,024	340,945	11,266,297
Frank Russell Ellett	62,676,587	2,321,896	303,447	11,266,297
Paul Engola	61,393,097	3,691,221	217,612	11,266,297
Donald R. Kimble	62,785,409	2,316,473	200,048	11,266,297
Patrick J. McCann	61,358,228	3,736,564	207,138	11,266,297
Mark C. Micklem	62,846,057	2,263,703	192,169	11,266,297
Michelle A. O’Hara	62,188,711	2,808,919	304,300	11,266,297
Linda V. Schreiner	61,401,721	3,690,729	209,479	11,266,297
Daniel J. Schrider	62,808,648	2,300,147	193,135	11,266,297
Joel R. Shepherd	62,835,289	2,319,849	146,791	11,266,297
Ronald L. Tillett	62,114,402	3,040,607	146,921	11,266,297
Keith L. Wampler	57,909,649	7,247,969	144,311	11,266,297
F. Blair Wimbush	61,401,707	3,601,801	298,423	11,266,297

Proposal 2: Approval of Atlantic Union Bankshares Corporation 2025 Stock and Incentive Plan

The 2025 Plan was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,938,400	4,990,772	372,758	11,266,297

Proposal 3: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
75,948,378	521,237	98,612	—

Proposal 4:  Say on Pay

The compensation of our named executive officers, on an advisory, non-binding basis, was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,033,020	4,817,962	450,948	11,266,297

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Atlantic Union Bankshares Corporation 2025 Stock and Incentive Plan
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 6, 2025	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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